www.matw.com | Nasdaq: MATW Third Quarter Fiscal 2023 Earnings Teleconference July 28, 2023 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2023 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission ("SEC"). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2023 Matthews International Corporation. All Rights Reserved. 4 SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Improved pricing and operating efficiencies • Market share improvements; outperforming pre-pandemic levels • Challenged by unfavorable currency and weakened economic conditions in Europe • Cost reduction initiatives expected to produce improved margins • Continued high growth in energy storage solutions business • Increased interest in our energy storage solutions offerings • New product development progressing BUSINESS UPDATE

© 2023 Matthews International Corporation. All Rights Reserved. Key Drivers • Company reaffirms 2023 guidance with adjusted EBITDA of at least $220 million for the fiscal year (within our guidance range of $215 million to $235 million) • Continued growth in Industrial Technologies; strong interest in our energy solutions • Memorialization business continues to perform well post pandemic • Global economic conditions remain uncertain, including impact of currency rate changes • Higher interest rates, labor costs, and inflationary pressures OUTLOOK FOR FISCAL 2023 5

FINANCIAL OVERVIEW

© 2023 Matthews International Corporation. All Rights Reserved. Q3 2023 SUMMARY 7 Q3 2022 Q3 2023 Sales $ 421.7 $ 471.9 Diluted EPS $ 0.09 $ 0.28 Non-GAAP Adjusted EPS* $ 0.58 $ 0.74 Net Income Attributable to Matthews $ 2.9 $ 8.7 Adjusted EBITDA* $ 46.0 $ 56.2 ($ in millions except per-share amounts) Q3 YTD YTD 2022 YTD 2023 Sales $ 1,305.3 $ 1,400.7 Diluted (L)EPS $ (0.60) $ 0.69 Non-GAAP Adjusted EPS* $ 2.06 $ 1.92 Net (Loss) Income Attributable to Matthews $ (18.8) $ 21.6 Adjusted EBITDA* $ 154.5 $ 163.9 3rd Quarter ("Q3") Highlights Sales • Consolidated sales up $50 million • Industrial Technologies sales 66% higher • Memorialization sales growth GAAP EPS • Increase in adjusted EBITDA partially offset by higher interest expense Adjusted EBITDA • Driven by Memorialization and Industrial Technologies segments, SGK Brand Solutions also higher Adjusted EPS • Higher adjusted EBITDA, partially offset by higher interest expense Year-to-Date ("YTD") Highlights • Consolidated sales 7.3% higher than last year • Unfavorable impacts due to currency exchange rates • Higher adjusted EBITDA reflects strong Q3 performance * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2023 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 8 15.5% 12.4% 15.6%10.3% ($ in millions) $78.4 $130.5 Q3 FY2022 Q3 FY2023 $230.9 $365.2 FY2022 FY2023 $11.8 $15.0 Q3 FY2022 Q3 FY2023 $33.4 $42.8 FY2022 FY2023 15.1% 11.5% 14.5% 11.7% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Q3 increased over 66%; YTD increased over 55% • Olbrich GmbH and R+S Automotive GmbH acquisitions were a significant contributor • Ongoing interest in and discussions on our energy storage solutions business Adjusted EBITDA • Q3 growth impacted favorably by higher sales and improved margins within the automation business, offset partially by the Olbrich GmbH and R+S Automotive GmbH acquisitions • YTD adjusted EBITDA approximately 28% higher than last year * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2023 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 9 23.0% 21.1% $203.2 $208.7 Q3 FY2022 Q3 FY2023 $633.9 $638.1 FY2022 FY2023 $32.1 $39.9 Q3 FY2022 Q3 FY2023 $118.4 $127.1 FY2022 FY2023 15.8% 19.1% 18.7% 19.9% ($ in millions) Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Improved price realization • Q3 higher sales of U.S. cremation equipment and the acquisition of Eagle Granite Company • U.S. death rates have normalized from higher pandemic levels, impacting unit volumes for caskets and memorials Adjusted EBITDA • Improved pricing and benefits from operational cost savings initiatives • Lower casket and memorial sales volumes * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2023 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS ($ in millions) 10 15.4% 12.9% $140.1 $132.6 Q3 FY2022 Q3 FY2023 $440.5 $397.4 FY2022 FY2023 $14.5 $16.4 Q3 FY2022 Q3 FY2023 $43.4 $39.6 FY2022 FY2023 12.3%10.4% 9.9% 10.0% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Unfavorable currency impacts of $1.2 million for Q3 and $17.9 million YTD • European businesses continued to be challenged by unfavorable market conditions • Unfavorable impact due to site closures Adjusted EBITDA • Favorable impacts of cost reduction initiatives • Partially offset by impact of lower sales • Unfavorable currency impacts of $0.5 million for Q3 and $1.8 million YTD * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2023 Matthews International Corporation. All Rights Reserved. • Operating cash flow for both periods reflected final payouts for the settlement of the Company’s U.S. retirement plan obligations • Net Debt Leverage Ratio* 3.35 as of June 30, 2023 • Quarterly dividend of $0.23/share, payable 8/21/2023 CAPITALIZATION AND CASH FLOWS 11 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $798.6 $775.0$729.6 $735.7 09/30/22 06/30/23 ($ in millions) Cash $69.0 $39.3 9/30/22 06/30/23 Operating Cash Flow $84.4 $76.9 YTD FY2022 YTD FY2023

SUPPLEMENTAL INFORMATION

© 2023 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, constant currency adjusted EBITDA, and net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non- service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended June 30,		Nine Months Ended June 30,	
	2023	2022	2023	2022
Net income (loss)	**$ 8,671**	**$ 2,875**	**$ 21,443**	**$ (18,871)**
Income tax (benefit) provision	(558)	1,040	4,136	(2,311)
Income (loss) before income taxes	**$ 8,113**	**$ 3,915**	**$ 25,579**	**$ (21,182)**
Net loss attributable to noncontrolling interests	67	18	125	56
Interest expense, including RPA and factoring financing fees [1]	12,136	6,659	35,944	19,426
Depreciation and amortization *	23,936	22,938	71,813	80,163
Acquisition and divestiture costs [2]**	308	951	4,445	951
Strategic initiatives and other charges [3]**	4,694	6,339	7,734	16,912
Non-recurring / incremental coronavirus disease 2019 ("COVID-19") costs [4]***	—	301	—	2,204
Highly inflationary accounting losses (primarily non-cash) [5]	1,826	—	3,074	—
Defined benefit plan termination related items [6]	—	(63)	21	284
Asset write-downs [7]	—	(469)	—	10,017
Stock-based compensation	5,023	5,197	13,635	14,128
Non-service pension and postretirement expense [8]	85	238	1,556	31,588
Total Adjusted EBITDA	**$ 56,188**	**$ 46,024**	**$ 163,926**	**$ 154,547**
Adjusted EBITDA margin	*11.9 %*	*10.9 %*	*11.7 %*	*11.8 %*

[1] Includes fees for receivables sold under the RPA and factoring arrangements totaling $1,212 and $2,758 for the three and nine months ended June 30, 2023, respectively.

[2] Includes certain non-recurring costs associated with recent acquisition and divestiture activities.

[3] Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts, net of loss recoveries related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

[4] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

[5] Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

[6] Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.

[7] Represents asset write-downs within the SGK Brand Solutions segment.

[8] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $5,807 and $5,835 for the Memorialization segment, $5,815 and $2,459 for the Industrial Technologies segment, $11,164 and $13,334 for the SGK Brand Solutions segment, and $1,150 and $1,310 for Corporate and Non-Operating, for the three months ended June 30, 2023 and 2022, respectively. Depreciation and amortization was $17,092 and $17,448 for the Memorialization segment, $17,584 and $7,643 for the Industrial Technologies segment, $33,543 and $51,119 for the SGK Brand Solutions segment, and $3,594 and $3,953 for Corporate and Non-Operating, for the nine months ended June 30, 2023 and 2022, respectively.

** Acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges were $270 and $902 for the Memorialization segment, $120 and $1,183 for the Industrial Technologies segment, $3,897 and $1,970 for the SGK Brand Solutions segment, $715 and $3,235 for Corporate and Non-Operating, for the three months ended June 30, 2023 and 2022, respectively. Acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges were $981 and $2,090 for the Memorialization segment, $3,494 and $1,376 for the Industrial Technologies segment, $7,028 and $7,673 for the SGK Brand Solutions segment, $676 and $6,724 for Corporate and Non-Operating, for the nine months ended June 30, 2023 and 2022, respectively.

*** Non-recurring/incremental COVID-19 costs were $225 for the Memorialization segment, $1 for the Industrial Technologies segment, $74 for the SGK Brand Solutions segment, and $1 for Corporate and Non-Operating, for the three months ended June 30, 2022. Non-recurring/incremental COVID-19 costs were $1,268 for the Memorialization segment, $6 for the Industrial Technologies segment, $464 for the SGK Brand Solutions segment, and $466 for Corporate and Non-Operating, for the nine months ended June 30, 2022.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2023 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended June 30,				Nine Months Ended June 30,			
	2023		2022		2023		2022	
		per share		per share		per share		per share
Net income (loss) attributable to Matthews	**$ 8,738**	**$ 0.28**	**$ 2,893**	**$ 0.09**	**$ 21,568**	**$ 0.69**	**$ (18,815)**	**$ (0.60)**
Acquisition and divestiture costs [(1)]	233	—	738	0.02	3,248	0.10	738	0.02
Strategic initiatives and other charges [(2)]	4,129	0.14	4,951	0.17	7,053	0.23	12,925	0.42
Non-recurring / incremental COVID-19 costs [(3)]	—	—	235	—	—	—	1,676	0.05
Highly inflationary accounting losses (primarily non-cash) [(4)]	1,826	0.06	—	—	3,074	0.10	—	—
Defined benefit plan termination related items [(5)]	—	—	(46)		16	—	355	0.01
Asset write-downs [(6)]	—	—	(353)	(0.01)	—	—	9,955	0.32
Non-service pension and postretirement expense [(7)]	64	—	305	0.02	1,167	0.04	23,817	0.76
Amortization	7,980	0.26	9,034	0.29	23,624	0.76	34,158	1.08
Adjusted net income	**$ 22,970**	**$ 0.74**	**$ 17,757**	**$ 0.58**	**$ 59,750**	**$ 1.92**	**$ 64,809**	**$ 2.06**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 24.1% and 25.3% for the three and nine months ended June 30, 2023, respectively, and 21.7% and 24.6% for the three and nine months ended June 30, 2022, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition and divestiture activities.

(2) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts, net of loss recoveries related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(3) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(4) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(5) Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.

(6) Represents asset write-downs within the SGK Brand Solutions segment.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2023 Matthews International Corporation. All Rights Reserved.
15

CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Memorialization	Industrial Technologies	SGK Brand Solutions	Corporate and Non-Operating	Consolidated
Reported sales for the quarter ended June 30, 2023	$ 208,728	$ 130,533	$ 132,647	$ —	$ 471,908
Changes in foreign exchange translation rates	109	352	1,216	—	1,677
Constant currency sales for the quarter ended June 30, 2023	$ 208,837	$ 130,885	$ 133,863	$ —	$ 473,585
Reported sales for the nine months ended June 30, 2023	$ 638,119	$ 365,190	$ 397,419	$ —	$ 1,400,728
Changes in foreign exchange translation rates	2,262	8,492	17,875	—	28,629
Constant currency sales for the nine months ended June 30, 2023	$ 640,381	$ 373,682	$ 415,294	$ —	$ 1,429,357
Reported adjusted EBITDA for the quarter ended June 30, 2023	$ 39,929	$ 15,041	$ 16,364	$ (15,146)	$ 56,188
Changes in foreign exchange translation rates	190	(161)	473	85	587
Constant currency adjusted EBITDA for the quarter ended June 30, 2023	$ 40,119	$ 14,880	$ 16,837	$ (15,061)	$ 56,775
Reported adjusted EBITDA for the nine months ended June 30, 2023	$ 127,096	$ 42,808	$ 39,616	$ (45,594)	$ 163,926
Changes in foreign exchange translation rates	6	2,128	1,764	(204)	3,694
Constant currency adjusted EBITDA for the nine months ended June 30, 2023	$ 127,102	$ 44,936	$ 41,380	$ (45,798)	$ 167,620

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA.*

Matthews INTERNATIONAL
© 2023 Matthews International Corporation. All Rights Reserved.
16

© 2023 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 17 June 30, 2023 September 30, 2022 Long-term debt, current maturities $ 2,941 $ 3,277 Long-term debt 772,056 795,291 Total debt 774,997 798,568 Less: Cash and cash equivalents (39,295) (69,016) Net Debt $ 735,702 $ 729,552 Adjusted EBITDA $ 219,787 $ 210,408 Net Debt Leverage Ratio 3.3 3.5 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)